                                                                   EXHIBIT 10.99

                          NAFI OWNER TRUSTEE AND NFAFT
                                INDENTURE TRUSTEE
                         IRREVOCABLE INSTRUCTION LETTER

                                                    As of March 31, 1999

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Wilmington, DE 19890
Attn: Corporate Trust Administration

Harris Trust and Savings Bank, as Trustee,  Chase Manhattan Bank Delaware,
Collateral Agent and Back-up Servicer       as Trustee
311 West Monroe Street, 12th Floor          1201 Market Street 9th Floor
Chicago, IL 60606                           Wilmington, DE 19801
Attn: Indenture Trust Division              Attn: Corporate Trust Administration

     Re:  (1)  First Amended and Restated Trust Agreement, dated as of December
               8, 1994, together with the Amendment thereto, dated as of November 21, 1995, and as amended October 1, 1997 and March 31, 1997 among National Auto Finance Company L.P. ("NAFCO"), Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.) ("Chase"), as Trustee (not in its individual capacity but solely as trustee, the "NFAFT Owner Trustee") ("NFAFT Trust Agreement").

          (2) The Pooling and Servicing Agreement, dated as of October 1, 1995 (the "95-1 Pooling and Servicing Agreement"), among National Financial Auto Funding Trust ("NFAFT"), as Transferor, NAFCO, as Master Servicer, and Harris Trust and Savings Bank, as Trustee and Collateral Agent ("Harris").

          (3) The Pooling and Servicing Agreement, dated as of October 21, 1996 (the "96-1 Pooling and Servicing Agreement"), among NFAFT, NAFCO, as Servicer, and Harris, as Trustee and Collateral Agent.

          (4) Sale and Servicing Agreement, dated as of June 29, 1997 (the "97-1 Sale and Servicing Agreement"), among National Auto Finance 1997-1 Trust, as Issuer (the "1997-1 Owner Trust"), NFAFT, as Seller, National Auto Finance Company, Inc., ("NAFI") as Servicer, and Harris, as Trust Collateral Agent and Back-up Servicer.

          (5) Indenture, dated as of June 29, 1997, between National Auto Finance 1997-1 Trust and Harris, as Indenture Trustee ("97-1 Indenture").


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          (6)  Trust Agreement, dated as of July 21, 1997, between NFAFT and
               Wilmington Trust Company ("Wilmington"), as Owner Trustee (not in its individual capacity but solely as trustee, the "1997-1 Owner Trustee") ("1997-1 Trust Agreement").

          (7) Sale and Servicing Agreement, dated as of December 15, 1997 (the "98-1 Sale and Servicing Agreement"), among National Auto Finance 1998-1 Trust, as Issuer (the "1998-1 Owner Trust"), NFAFT, as Seller, NAFI, as Servicer, and Harris, as Trust Collateral Agent and Back-up Servicer.

          (8) Indenture, dated as of December 15, 1997, between National Auto Finance 1998-1 Trust, as Issuer, and Harris, as Indenture Trustee ("98-1 Indenture").

          (9) Trust Agreement, dated as of December 15, 1997, between NFAFT and Wilmington, as Owner Trustee (not in its individual capacity but solely as trustee, the "1998-1 Owner Trustee") ("1998-1 Trust Agreement").

          (10) Custodian Agreement, dated as of October 15, 1998, together with the Amendment to the Custodian Agreement dated as of the date hereof, among Harris, as Custodian, NAFI, and Harris, as Trustee pursuant to the 95-1 Pooling and Servicing Agreement and the 96-1 Pooling and Servicing Agreement, Trust Collateral Agent pursuant to the 97-1 Sale and Servicing Agreement, the 98-1 Sale and Servicing Agreement, the 97-1 Indenture and the 98-1 Indenture.

          (11) First Amended and Restated Master Spread Account Agreement, dated as of March 31, 1998 among Harris, NFAFT and FSA, and the supplements thereto (the "Master Spread Account Agreement").


Ladies and Gentlemen:

     Reference is made to: (a) the NFAFT Trust Agreement, (b) the Subordination and Intercreditor Agreement, by and among National Auto Finance 1995-1 Trust, National Auto Finance 1996-1 Trust, National Auto Finance 1997-1 Trust and National Auto Finance 1998-1 Trust (collectively, the "NAFI Trusts"), NFAFT, NAFI, First Union National Bank ("FUNB"), Financial Security Assurance Inc. ("FSA") and Harris (the "Intercreditor Agreement") and (c) the other foregoing agreements listed above in items 1 through 9 together with all amendments, modifications and supplements thereto (the "Pooling Agreements," and, together with the other agreements, indentures, documents and instruments related thereto, the "Underlying Agreements"), pursuant to which the NFAFT Owner Trustee holds the trust estate, as described in the NFAFT Trust Agreement, for the use and benefit of the beneficiary(ies) of NFAFT subject to the provisions of the liens created by the Underlying Agreements; and, pursuant to such Underlying Agreements, Harris holds the trust estate comprised of the NAFI Trusts for the benefit of certain securityholders, FSA and NFAFT. The signatories hereto may execute in counterparts, in which case, each executed copy of this Direction Letter shall constitute an original, and all of which when taken together shall constitute one original Direction Letter.


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     A.   NOTICE AND INSTRUCTIONS FROM NAFI AND BORROWER

          1. Notice of Pledge. Each of you is hereby notified that pursuant to the Revolving Credit, Term Loan and Security Agreement (the "Credit Agreement") to be entered into by and among the FUNB, NAFI and NFAFT, that (i) NFAFT and NAFI will pledge all of its right, title and interest in and to payments and distributions on each Distribution Date (i) to which NFAFT and NAFI would otherwise be entitled under and pursuant to the following agreements with respect to the following transactions: (a) in the case of the Trust Property of the 1995-1 transaction, subsection (xi) of Section 4.01 of the 1995-1 Pooling and Servicing Agreement; (b) in the case of the Trust Property of the 1996-1 transaction, subsection (xi) of Section 4.01 of the 1996-1 Pooling and Servicing Agreement; (c) in the case of the Trust Estate of the 1997-1 transaction, subsection (b)(xi) of Subsection 5.7 of the 1997-1 Sale and Servicing Agreement; and (d) in the case of the Trust Estate of the 1998-1 Transaction, subsection
(b)(xi) of Section 5.7 of the 1998-1 Sale and Servicing Agreement; and (ii) all funds otherwise distributable to NFAFT, if any, as Reversionary Holder (as defined in the Master Spread Account Agreement), including funds distributed pursuant to Section 3.03 thereof, or as holder of the Series 1997-1 Certificates (as defined in the Master Spread Account Agreement) or as holder of the Series 1998-1 Certificates (as defined in the Master Spread Account Agreement), in each case from the Spread Accounts maintained by Harris, as Trustee and Collateral Agent, pursuant to the Master Spread Account Agreement (the amounts referenced in the preceding clauses (i) and (ii), collectively, the "Free Cash Flow"), to FUNB (together with its permitted successors and assigns, the "Lender") to secure the payment of certain notes issued, and all other amounts payable, pursuant to the Credit Agreement and subject to the Intercreditor Agreement (including the Lender's rights to receive and compel payment under Section 1.2(e) thereof)(the "Debt"). Pursuant to this Letter and the Credit Agreement, any and all Free Cash Flow paid to or distributable by you pursuant to the terms of the Underlying Agreements or erroneously received by you shall promptly be remitted to the Lender pursuant to the instructions below.

          2.   Instruction.

                    (a) NAFI, in its individual capacity and as the sole certificateholder of NFAFT, and Keith Stein and Peter Sorensen, each a Co-trustee of NFAFT, each hereby irrevocably instructs the NFAFT Owner Trustee, to execute, as Trustee on behalf of NFAFT, the Certificate of an Officer of the Trust, the Supplement to Backup Servicing Agreement, by and among NAFI, NFAFT and Harris, the Credit Agreement, any related financing statement and any other documents related thereto, and hereby irrevocably instructs Harris, as trustee under the 95-1 Pooling and Servicing Agreement and the 96-1 Pooling and Servicing Agreement, and as Indenture Trustee under the 97-1 Indenture and the 98-1 Indenture, the 1997-1 Owner Trustee and the 1998-1 Owner Trustee of the trusts created by the Underlying Agreements, to immediately execute the applicable acknowledgment at the end of this letter, to deliver an original executed copy of the same to FUNB, and immediately upon receipt of written notice delivered to the Addressees set forth above from the Lender that NFAFT has borrowed funds pursuant


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


to the Credit Agreement, to make all payments and distributions at any time constituting the Free Cash Flow to the Lender at the following account:

          Account Bank:            First Union National Bank
                                   301 South College Street/TW-10
                                   Charlotte, North Carolina 08288-0610

          Facsimile Number:        Fax: 704 374-3254
          Telephone Number:        Telephone: 704 374-4334
          Reference:               Contact: Hannah Carmody

          Account Party:           National Financial Auto Funding Trust -
                                   Trust Account for the benefit of
                                   First Union National Bank

          LNB ABA Number:          053000219

          Account Number:          2000003817829

               The Account described above is referred to herein as the "Collection Account" and may be changed by the Lender upon five days prior written notice to each of you.

                    (b) Immediately upon receipt of written notice delivered to the addressees set forth above from the Lender that NFAFT has borrowed funds pursuant to the Credit Agreement, any Free Cash Flow received by you shall be held by you, as bailee (1) until the Lender has advised you in writing that no Debt remains due and owing to the Lender, for the sole benefit of the Lender and shall be paid to the Collection Account for the Lender as provided in Section A.2(1) above or as otherwise directed by the Lender, and (2) after notice from the Lender that no Debt remains due and owing to the Lender, for the sole benefit of NFAFT and NAFI and shall be paid to NFAFT and NAFI or as otherwise directed by NFAFT in writing. Upon execution of such Credit Agreement by the parties thereto and the hereinafter following acknowledgment by the NFAFT Owner Trustee, Harris, the 1997-1 Owner Trustee and the 1998-1 Owner Trustee and until the Lender has advised you in writing that no Debt remains due and owing to the Lender, (i) neither NFAFT, NAFI nor any affiliate of either of them shall have any right to receive any of the Free Cash Flow, and no portion thereof shall be delivered to NFAFT, NAFI, any affiliate of either or any other person except as provided herein and (ii) you shall not accept any instructions with respect to the payment or distribution of the Free Cash Flow from any person other than the Lender without the prior written authorization of the Lender. In addition to the notice requirements specified in the Underlying Agreements, you are hereby instructed to give concurrent written notice to the Lender, NFAFT Owner Trustee, 1997-1 Owner Trustee and 1998-1 Owner Trustee and Harris at the addresses designated below (x) of a copy of any notice given to or by you pursuant to the Underlying Agreements or (y) that you are exercising remedies upon the occurrence of either a default or an event of default under the Underlying Agreements, but any failure to give such notice shall not in any respect impede or impair your ability to exercise remedies under


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


     the Underlying Agreement, you shall have no liability resulting from your failure to give such notice, other than for your own gross negligence or willful misconduct and you shall be protected by the indemnification and reimbursement provided pursuant to the Underlying Agreements in exercising remedies under the Underlying Agreements notwithstanding any failure to give such notice, save and except for your own gross negligence or willful misconduct.

                    (c) After execution of the following acknowledgment by you and the execution of the Credit Agreement by the parties thereto, neither NFAFT nor NAFI may take (unless the Lender shall have given its prior written consent) any of the following actions or instruct you to take any of the following actions, and you may not accept (unless the Lender shall have given its prior written consent) from NFAFT or NAFI any instructions relating to any of the following actions, until the Lender has advised you in writing that no Debt remains due and owing to the Lender:

               (1) UNTIL the Insurance Termination Date (as defined in the Credit Agreement) related to the applicable Underlying Transaction (as defined in the Credit Agreement), any act by either NFAFT or NAFI to remove you as trustee under the Underlying Agreements unless such act or instruction is given either (a) by FSA (acting within the scope set forth in the Waiver and Consent attached hereto as Exhibit A) or (b) a person other than FSA, NFAFT or NAFI who is authorized to give such instruction pursuant to the Underlying Agreements; and thereafter, any act by any person to remove you as trustee under the Underlying Agreements and unless such act or instruction is given by a person who is (x) not FSA, NFAFT or NAFI and (y) otherwise authorized to give such instructions pursuant to the related Underlying Agreements.

               (2) Until the Insurance Termination Date (as defined in the Credit Agreement) related to the applicable Underlying Transaction (as defined in the Credit Agreement), any act by either NFAFT or NAFI to amend either the NFAFT Trust Agreement or any other Underlying Agreement unless such act or instruction is given either (a) by FSA (acting within the scope set forth in the Waiver and Consent attached hereto as Exhibit A) or (b) a Person other than FSA, NFAFT or NAFI who is authorized to give such instruction pursuant to the Underlying Agreements; and thereafter, any act by any person to amend either the NFAFT Trust Agreement or any other Underlying Agreement unless such act or instruction is given by a person who is (x) not FSA, NFAFT or NAFI and (y) otherwise authorized to give such instructions pursuant to the related Underlying Agreements.

               (3) Until the Insurance Termination Date (as defined in the Credit Agreement) related to the applicable Underlying Transaction (as defined in the Credit Agreement), any act by either NFAFT or NAFI to terminate the NFAFT Trust Agreement or Underlying Agreement unless such act or instruction is given either (a) by FSA (acting within the scope set forth in the Waiver and Consent attached hereto as Exhibit A) or (b) a Person other than FSA, NFAFT or NAFI who is authorized to give such instruction pursuant to the Underlying Agreements; and thereafter, any act by any person to terminate the NFAFT Trust Agreement or any other Underlying Agreement unless such act or instruction is given by a person who is (x) not FSA, NFAFT or NAFI and (y) otherwise authorized to give such instructions pursuant to the related Underlying Agreements.

                    Notwithstanding the foregoing provisions of this subsection 2(c), Lender acknowledges that, until the Insurance Termination Date (as defined in the Credit Agreement), FSA may direct you to enter into amendments in accordance with the terms of the relevant Underlying Agreements but without the Lender's consent, to make changes to the Underlying Agreements that FSA believes in good faith and its reasonable business judgment are necessary, appropriate, or incidental solely to engage and retain a satisfactory successor servicer in the event of a servicer succession under the terms of the Underlying Agreements, including, without limitation, any amendment entered into in accordance with the terms of the relevant Underlying Agreements that make changes to either (a) the duties or standard of care of the servicer or (b) the compensation paid to the servicer even if the change in compensation paid to the servicer reduces or eliminates the amount of Free Cash Flow.

          3. Free Cash Flow Held as Bailee. Immediately upon written notice from the Lender that NFAFT has borrowed funds pursuant to the Credit Agreement and until the Lender has advised you in writing that no Debt remains due and owing to the Lender, NFAFT and NAFI hereby waive and renounce any and all rights that they may have to the Free Cash Flow. Any Free Cash Flow received by you shall be held by you, as bailee (1) until such time as the Lender has advised you in writing that no Debt remains due and owing to the Lender, for the sole benefit of the Lender and to be paid to the Collection Account for the benefit of the Lender as provided in Section A.2(1) above or as otherwise directed by the Lender, and (2) after written notice from the Lender that no Debt remains due and owing to the Lender, for the sole benefit of NFAFT and NAFI and shall be paid to NFAFT and NAFI or as otherwise directed by NFAFT in writing.

          4. Covenants. By executing the acknowledgment below, you hereby covenant and agree that you shall not institute any proceedings to adjudicate any of NFAFT, 97-1 Owner Trust or 98-1 Owner Trust a bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against any of NFAFT, 97-1 Owner Trust or 98-1 Owner Trust, file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of any of NFAFT, 97-1 Owner Trust or 98-1 Owner Trust or any part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of NFAFT, 97-1 Owner Trust or 98-1 Owner Trust.

          5. No Amendment. NAFI hereby covenants that no amendment of the NFAFT Trust Agreement or any Underlying Agreement shall occur except upon the prior written consent of the Lender.

          6. Beneficiaries. The Lender and FSA shall be third party beneficiaries of this Direction Letter.


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


          7. Regarding Chase, Wilmington and Harris. Chase, Wilmington and Harris shall be afforded all of the rights, protections, immunities and indemnities provided in the Underlying Agreements as if the same were specifically set forth herein, provided, however, that this section shall not be deemed to give Chase, Wilmington and Harris any encumbrance or lien in respect of the Free Cash Flow.

          8. The security interest of the Lender in all Collateral other than the First Priority Collateral (as defined in the Credit Agreement) is subordinate to the interests of the Senior Lien Holder (as defined in the Intercreditor Agreement), FSA and the interest of all noteholders and certificateholders of the NAFI Trusts until the Insurance Termination Date with respect to each such NAFI Trust and the Lender shall have no authority to direct any Collateral Agent prior to such related Insurance Termination Date with respect to the NAFI Trust to which such Collateral Agent's duties relate, other than the authority to instruct that payments of Free Cash Flow, if any, be made or the authority to give required consents as set forth in this letter.

          9. In the event of a foreclosure by Harris (as Collateral Agent), FSA, or any other person entitled to foreclose pursuant to the Underlying Agreements or the Intercreditor Agreement, you shall dispose of or retain the Subordinated Collateral (as defined in the Intercreditor Agreement) as directed by such foreclosing creditor free and clear of the interests of the Lender hereunder (unless the Lender is a person entitled to foreclose pursuant to the Intercreditor Agreement and the Underlying Agreements).

          10. Nothing contained herein is intended to or should be deemed to restrict in any manner (i) the authority or discretion of the Controlling Party under the Underlying Agreements or (ii) any of the rights or remedies available to FSA or any other Controlling Party (as defined in the Underlying Agreements), the Senior Lien Holder (as defined in the Intercreditor Agreement), or the noteholders and certificateholders of the NAFI Trusts that have the benefit of any Financial Guaranty Insurance Policy issued by FSA, under the Intercreditor Agreement or the Underlying Agreements, other than, in either case, those explicit references herein to the Waiver and Consent Letter to the extent an applicable restriction is contained in the Waiver and Consent Letter.


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


                                     Sincerely,


                                     NATIONAL AUTO FINANCE COMPANY, INC.
                                     (f/k/a/ National Auto Finance Company L.P.)

                                     By:      /s/ KEITH B. STEIN
                                           -------------------------------------
                                     Name:        Keith B. Stein
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                                     Keith Stein, as Co-trustee of NFAFT

                                     /s/ KEITH B. STEIN
                                    --------------------------------------------
                                    Keith B. Stein

                                    Peter Sorensen, as Co-trustee of NFAFT

                                    /s/ PETER SORENSON
                                    --------------------------------------------
                                    Peter Sorenson

     B.   ACKNOWLEDGEMENT FROM NFAFT OWNER TRUSTEE AND INSTRUCTIONS FROM NFAFT

          1. Acknowledgment. The foregoing terms and provisions in Section A above, including the irrevocable instructions from NFAFT, NAFI and the Co-trustees, as well as the covenants and agreements, are hereby agreed to, accepted and acknowledged.

          2. Instruction to Harris, the 1997-1 Owner Trustee and the 1998-1 Owner Trustee (collectively, the "Underlying Trustees"). Each of the Underlying Trustees are hereby instructed by NFAFT, immediately upon receipt of written notice from the Lender that NFAFT has borrowed funds pursuant to the Credit Agreement, to make all payments and distributions at any time constituting the Free Cash Flow to the Collection Account in accordance with Section A above.

          3. Notice of Default. The Underlying Trustees are hereby instructed by NFAFT, to give written notice to the party designated below of either the intended or actual exercise, if any, by Harris or the 1997-1 Owner Trustee or the 1998-1 Owner Trustee, of remedies under the Underlying Agreements upon the occurrence of a default or an event of default thereunder, but any failure to give such notice shall not in any respect impede or impair your ability to exercise remedies under the Underlying Agreements and you shall be protected by the indemnification and reimbursement provided for in the Underlying Agreements in exercising remedies under the Underlying Agreements notwithstanding any failure to give such notice.

          4. Subordination of Lender's Interests. The security interest of the Lender in all Collateral other than the First Priority Collateral (as defined in the Credit Agreement) is subordinate to the interests of the Senior Lien Holder (as defined in the Intercreditor Agreement), FSA and the interest of all noteholders and certificateholders of the NAFI until the Insurance Termination Date with respect to each such NAFI Trust and the Lender shall have no authority to direct any Collateral Agent prior to such Insurance Termination Date with respect to the NAFI Trust to which such Collateral Agent's duties relate, other than the authority to instruct that payments of Free Cash Flow, if any, be made or the authority to give required consents to instructions as set forth in this letter.

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Address of Lender:

First Union National Bank of North Carolina
301 S. College Street (TW-10)
Charlotte, North Carolina 28288-0610

Sincerely,

NATIONAL FINANCIAL AUTO FUNDING TRUST
By: Chase Manhattan Bank Delaware,
not in its individual capacity, but
solely as Owner Trustee of NFAFT

By: /s/ DENIS KELLY
    -----------------------------
Name:   DENIS KELLY
     ----------------------------
Title:  TRUST OFFICER
      ---------------------------

Dated: As of March 31, 1999

     C.   HARRIS ACKNOWLEDGMENT

     The foregoing terms and provisions, are hereby agreed to, accepted and acknowledged by Harris.

     The security interest of the Lender in all Collateral other than the Free Cash Flow (as defined in the Credit Agreement) is subordinate to the interests of the Senior Lien Holder (as defined in the Intercreditor Agreement), FSA and the interest of all noteholders and certificateholders of the NAFI Trusts until the Insurance Termination Date with respect to each such NAFI Trust and the Lender shall have no authority to direct any Collateral Agent prior to such Insurance Termination Date with respect to the NAFI Trust to which such Collateral Agent's duties relate, other than the authority to instruct that payments of Free Cash Flow, if any, be made or the authority to give required consents to instructions as set forth in this letter.

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



HARRIS TRUST AND SAVINGS BANK,
an Illinois banking corporation,
not in its individual capacity, but
solely as Trustee of the National Auto Finance
1995-1 Trust and the National Auto Finance 1996-1 Trust, as Indenture Trustee of the National Auto Finance 1997-1 Trust, and the National Auto Finance 1998-1 Trust and as Custodian and Collateral Agent of the National Auto Finance 1995-1 Trust, the National Auto Finance 1996-1 Trust, the National Auto Finance 1997-1 Trust and the National Auto Finance 1998-1 Trust

By:  /s/ E. KAY LEIDERMAN
   -----------------------------------
Name:    E. Kay Leiderman
     ---------------------------------
Title:   Vice President
      --------------------------------

Dated: March 31, 1999

     WILMINGTON ACKNOWLEDGMENT

     The foregoing terms and provisions, including the irrevocable instructions from NFAFT set forth in Sections B.1, B.2 and B.3 above are hereby agreed to, accepted and acknowledged by 1997-1 Owner Trustee and the 1998-1 Owner Trustee.

     The security interest of the Lender in all Collateral other than the Free Cash Flow (as defined in the Credit Agreement) is subordinate to the interests of the Senior Lien Holder (as defined in the Intercreditor Agreement), FSA and the interest of all noteholders and certificateholders of the NAFI Trusts until the Insurance Termination Date with respect to each such NAFI Trust and the Lender shall have no authority to direct any Collateral Agent prior to such Insurance Termination Date with respect to the NAFI Trust to which such Collateral Agent's duties relate, other than the authority to instruct that payments of Free Cash Flow, if any, be made or the authority to give required consents to instructions as set forth in this letter.

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


WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as Owner Trustee of the National Auto Finance 1997-1 Trust and the National Auto Finance 1998-1 Trust,

By:   /s/ DENISE M. GERAN
    ----------------------------------------
Name: Denise M. Geran
     ---------------------------------------
Title: Senior Financial Services Officer
      --------------------------------------

Dated: As of March 31, 1999